Supplement to the
Fidelity Advisor® Global Equity Income Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2023
Prospectus
Reorganization. The Board of Trustees of Fidelity Advisor Series VIII has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Global Equity Income Fund and Fidelity® Global Equity Income Fund.
Each fund seeks reasonable income. In pursuing this objective, each fund will also consider the potential for capital appreciation.
As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® Global Equity Income Fund will receive shares of the corresponding class of Fidelity® Global Equity Income Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Global Equity Income Fund in exchange for corresponding shares of Fidelity® Global Equity Income Fund equal in total value to the total value of shares of Fidelity Advisor® Global Equity Income Fund. After the exchange, Fidelity Advisor® Global Equity Income Fund will distribute the Fidelity® Global Equity Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Global Equity Income Fund (these transactions are referred to as the “Reorganization”).
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 25, 2024. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Global Equity Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on or about October 18, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.88%A,B	0.86%A,B	0.88%A,B	0.85%A,B	0.72%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.22%B	0.21%B	0.22%B	0.23%B	0.21%B
Total annual operating expenses	1.35%	1.57%	2.10%	1.08%	0.93%
Fee waiver and/or expense reimbursement	0.05%C	0.02%C	0.05%C	0.03%C	0.03%C
Total annual operating expenses after fee waiver and/or expense reimbursement	1.30%	1.55%	2.05%	1.05%	0.90%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.25% for Class A, 0.23% for Class M, 0.25% for Class C, 0.21% for Class I, and 0.09% for Class Z, was previously charged under the services agreements.
B Adjusted to reflect current fees.
C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, and 0.90% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, Class I, or Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through February 28, 2025. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$700	$700	$502	$502	$308	$208	$107	$107	$92	$92
3 years	$972	$972	$826	$826	$651	$651	$339	$339	$292	$292
5 years	$1,266	$1,266	$1,173	$1,173	$1,123	$1,123	$592	$592	$511	$511
10 years	$2,100	$2,100	$2,150	$2,150	$2,234	$2,234	$1,314	$1,314	$1,139	$1,139

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.88% for Class A, 0.86% for Class M, 0.88% for Class C, 0.85% for Class I, and 0.72% for Class Z. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

AGED-PSTK-0724-110 1.966357.110	July 26, 2024